SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 March 18, 2004
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                Date of Report (Date of earliest event reported)


                               TALRAM CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                      000-49630                   13-4168913
(State or Other Jurisdiction of      Commission File          (I.R.S. Employer
Incorporation or Organization)           Number              Identification No.)


80 Wall Street, Suite 815, New York, New York 10005                    08701
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(Address of Principal Executive Offices)                             (Zip Code)


                                  212-344-1600
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               Registrant's telephone number, including area code



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          (Former Name or former Address, if Changed Since Last Report)

Item 4- Changes in Registrant's Certifying Accountant

      (a)   Resignation of Randall S. Newman, Certified Public Accountant

            (i) On March 15, 2004, Randall S. Newman resigned as independent public accountant of Talram Corporation.

            (ii) The resignation was accepted by the Board of Directors of the Company.

            (iii) During  Talram's  most recent  fiscal year ended  December 31,
                  2003, and interim periods subsequent to December 31, 2003, there have been no disagreements with Randall S. Newman on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Randall S. Newman would have caused Randall Newman to make reference to such matter in connection with its report.

            (iv) During Talram's most recent fiscal year ended December 31, 2003, there has been no reportable events (as defined in Regulation S-K Item 304 (a) (1).

            (v) Randall S. Newman reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      Talram Corporation has furnished Randall S. Newman with a copy of the foregoing disclosure and requested Randall S. Newman to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter of Randall S. Newman to the Securities and Exchange Commission, dated March 18, 2004 is attached as an exhibit hereto.

      (b)   Hiring of Michael T. Studor, CPA, PC

      On March 15, 2004 the Audit Committee of the Board of Directors of Talram Corporation recommended the engagement of Michael T. Studor, CPA, PC as Talram's independent public accountants for its fiscal years ending December 31, 2003 and 2002. This decision was approved by the Board of Directors and finalized between Talram Corporation and Michael T. Studor, CPA, PC on the same date. During Talram Corporation's fiscal year ended December 31, 2001, and interim period subsequent to December 31, 2001, Talram Corporation has not consulted with Michael T. Studor, CPA, PC on items regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed;
(2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304 (a) (1)(iv) or Regulation S-K) or reportable event (as defined in Item 304
(a) (1)(v) or Regulation S-K) with Talram Corporation's former auditor.


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

ITEM 7. EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
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16                Letter from Randall Newman, Certified Public Accountant to the
                  Securities and Exchange Commission, dated March 18, 2004.



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


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.


March 18, 2004                      Talram Corporation

                                    By /s/ Joel Schonfeld
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                                    Name:  Joel Schonfeld
                                    Title:  President and Chief Executive Office



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